Exhibit 10.188

                               SUBSIDIARY JOINDER

      THIS SUBSIDIARY JOINDER (this "Joinder"), dated as of November 14, 2001, is executed by LD Realty, Inc., a Kentucky corporation (the "New Subsidiary") in favor of each of the holders from time to time of the 6.95% Senior Notes due January 28, 2005 (the "Notes") issued by Kinro, Inc., Lippert Components, Inc. and Lippert Tire & Axle, Inc. (formally known as Shoals Supply, Inc.) (the "Co-Issuers") (collectively, together with each future holder of Senior Notes, the "Noteholders").

                                    RECITALS

      A. The Co-Issuers and the original Noteholders have entered into a Note Purchase Agreement, dated as of January 28, 1998 (as it may be amended from time to time, the "Agreement"), pursuant to which $40,000,000 in aggregate principal amount of the Notes were issued.

      B. The New Subsidiary is a direct or indirect Subsidiary of Lippert Components, Inc. and acknowledges that the Notes that were issued by the Co-Issuers pursuant to the Agreement benefit the New Subsidiary by making funds available to the New Subsidiary through the Co-Issuers and by enhancing the financial strength of the consolidated group of which the New Subsidiary and the Co-Issuers are members.

      C. The execution and delivery of the Subsidiary Guaranty by the then existing Subsidiaries of the Co-Issuers was a condition precedent to the execution and delivery by the original Noteholders of the Agreement and the Co-Issuers have covenanted in the Agreement that Subsidiary Joinders shall be duly executed by each future Subsidiary of the Co-Issuers.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the New Subsidiary hereby agrees with the Noteholders as follows:

1. Definitions and Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Subsidiary Guaranty, dated as of January 28, 1998, among the Noteholders and the Guarantors party thereto (the "Subsidiary Guaranty") shall have the respective meanings given to those terms in the Subsidiary Guaranty.

2. Agreement to be Bound. The New Subsidiary agrees that, on and as of the date hereof, it shall become a Guarantor under the Subsidiary Guaranty and shall be bound by all the provisions of the Subsidiary Guaranty to the same extent as if the New Subsidiary had executed the Subsidiary Guaranty on the Closing Date.

3. Waiver. Without limiting the generality of the waivers in the Subsidiary Guaranty, the New Subsidiary specifically agrees to be bound by the Subsidiary Guaranty and waives any right to notice of acceptance of its execution of this Joinder and of its agreement to be bound by the Subsidiary Guaranty.

Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the New Subsidiary has caused this Joinder to be executed by its duly authorized officer.

                                                     LD Realty, Inc.


                                                     By:________________________
                                                     Name:
                                                     Title:

                                                     Address:
                                                     ___________________________
                                                     ___________________________
                                                     ___________________________

                                                     Telephone: ________________
                                                     Facsimile: ________________

                               SUBSIDIARY JOINDER

      THIS SUBSIDIARY JOINDER (this "Joinder"), dated as of November 14, 2001, is executed by Coil Clip, Inc., an Alabama corporation (the "New Subsidiary") in favor of each of the holders from time to time of the 6.95% Senior Notes due January 28, 2005 (the "Notes") issued by Kinro, Inc., Lippert Components, Inc. and Lippert Tire & Axle, Inc. (formally known as Shoals Supply, Inc.) (the "Co-Issuers") (collectively, together with each future holder of Senior Notes, the "Noteholders").

                                    RECITALS

      A. The Co-Issuers and the original Noteholders have entered into a Note Purchase Agreement, dated as of January 28, 1998 (as it may be amended from time to time, the "Agreement"), pursuant to which $40,000,000 in aggregate principal amount of the Notes were issued.

      B. The New Subsidiary is a direct or indirect Subsidiary of a Co-Issuer and acknowledges that the Notes that were issued by the Co-Issuers pursuant to the Agreement benefit the New Subsidiary by making funds available to the New Subsidiary through the Co-Issuers and by enhancing the financial strength of the consolidated group of which the New Subsidiary and the Co-Issuers are members.

      C. The execution and delivery of the Subsidiary Guaranty by the then existing Subsidiaries of the Co-Issuers was a condition precedent to the execution and delivery by the original Noteholders of the Agreement and the Co-Issuers have covenanted in the Agreement that Subsidiary Joinders shall be duly executed by each future Subsidiary of the Co-Issuers.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the New Subsidiary hereby agrees with the Noteholders as follows:

1. Definitions and Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Subsidiary Guaranty, dated as of January 28, 1998, among the Noteholders and the Guarantors signatory thereto (the "Subsidiary Guaranty") shall have the respective meanings given to those terms in the Subsidiary Guaranty.

2. Agreement to be Bound. The New Subsidiary agrees that, on and as of the date hereof, it shall become a Guarantor under the Subsidiary Guaranty and shall be bound by all the provisions of the Subsidiary Guaranty to the same extent as if the New Subsidiary had executed the Subsidiary Guaranty on the Closing Date.

3. Waiver. Without limiting the generality of the waivers in the Subsidiary Guaranty, the New Subsidiary specifically agrees to be bound by the Subsidiary Guaranty and waives any right to notice of acceptance of its execution of this Joinder and of its agreement to be bound by the Subsidiary Guaranty.

4. Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the New Subsidiary has caused this Joinder to be executed by its duly authorized officer.

                                        Coil Clip, Inc.


                                        By:_____________________________________
                                        Name:
                                        Title:

                                        Address:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        Telephone:______________________________

                                        Facsimile:______________________________